Commitments and Contingencies	6 Months Ended
Sep. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

23. COMMITMENTS AND CONTINGENCIES

Commitments

The Company’s commitment for operating leases as of September 30, 2025 and March 31, 2025 are disclosed in Note 8 to the unaudited interim condensed consolidated financial statements.

Litigation and contingencies

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business. Management is currently not aware of any such legal proceedings or claims or commitments that could have, individually or in the aggregate, a material adverse effect on the Company’s business, financial condition, or operating results.